EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), I, Ashley C. Andersen, Chief Executive Officer, Acting Chief Financial Officer and President of Trudy Corporation do hereby certify, to the best of my knowledge that:

         1) The Company's Annual Report on Form 10-KSB for the period ended March 31, 2006 being filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification accompanies this Form 10-KSB as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Company or the certifying officer.

                                       /s/ ASHLEY C ANDERSEN
                                       -----------------------------------------
Date: June 30, 2006                    Ashley C Andersen
                                       Chief Executive Officer
                                       Acting Chief Financial Officer


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